                                                                EXHIBIT 10.8.4

                              REVOLVING CREDIT NOTE

$20,000,000.00                                                 August 29, 1997

         FOR VALUE RECEIVED, on February 13, 2001, each of the undersigned promises to pay to the order of NationsBank, N.A. (hereinafter, together with any holder hereof, called "Holder") at Atlanta, Georgia (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of $20,000,000.00 or so much thereof as has been advanced hereunder.

         Each of the undersigned shall pay interest as provided in that certain Loan and Security Agreement between the undersigned and Holder dated August 29, 1997 (the "Loan Agreement;" capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement).

         It is contemplated that the principal sum evidenced by this Note may be reduced from time to time and that additional advances may be made from time to time, as provided in the Loan Agreement; provided, however, that the outstanding principal amount evidenced by this Note shall not exceed the maximum amount provided in the Loan Agreement.

         This Note is subject to the terms and conditions to the Loan
Agreement.

         No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement, the Security Documents or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, the Security Documents, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Principal and interest on this Note shall be payable and paid in lawful money of the United States of America

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees actually incurred if collected by or through an attorney.

         The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed, sealed and delivered in Atlanta, Georgia, in their corporate names, by and through their respective duly authorized officers, as of the day and year first above written.



                                           ILD TELESERVICES, INC.


Attest:                                    By: /s/ Dennis Stoutenburgh
                                               -------------------------------
                                           Name:
                                               -------------------------------
                                           Title:
                                               -------------------------------
Name: /s/ C. Read Morton
      -------------------------------
Title: Secretary
      -------------------------------

[CORPORATE SEAL]
                                           INTELLICALL OPERATOR SERVICES, INC.


Attest:                                    By: /s/ Dennis Stoutenburgh
                                               -------------------------------
                                           Name:
                                               -------------------------------
                                           Title:
                                               -------------------------------
Name: /s/ C. Read Morton
      -------------------------------
Title: Secretary
      -------------------------------

[CORPORATE SEAL]

                                      2